EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Reebok International Ltd. (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 ("10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's 10-Q being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Paul Fireman
                                    ------------------
                                    Paul Fireman
                                    Chairman and Chief Executive Officer


Dated: 13 August 2002